EXHIBIT 10.01
                                                                   -------------

                                FOURTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT


         Fourth Amendment dated as of April 19, 2006 to Loan and Security Agreement (the "Fourth Amendment"), by and between SWANK, INC., a Delaware corporation (the "Borrower") and WELLS FARGO FOOTHILL, INC. (the "Lender"), amending certain provisions of the Loan and Security Agreement dated as of June 30, 2004 (as amended and in effect from time to time, the "Agreement") by and between the Borrower and the Lender. Terms not otherwise defined herein which are defined in the Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Lender have agreed to modify certain terms and conditions of the Agreement as specifically set forth in this Fourth Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1. AMENDMENT TO SECTION 1 OF THE AGREEMENT. Section 1 of the Agreement is hereby amended as follows:

         (a) The definition of "Eligible Accounts" contained in Section 1.1 of the Agreement is hereby amended by deleting paragraph (i) of such definition in its entirety and restating it as follows:

                  (i) Accounts with respect to (i) an Account Debtor other than The Marmaxx Group, Federated and The May Department Stores Company on a combined basis (hereinafter referred to on such combined basis as "Federated/May"), Target and Kohls, whose total obligations owing to Borrower exceed 10% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Lender in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage;; and (ii) an Account Debtor which is (x) any of The Marmaxx Group, Target and/or Kohls, whose total obligations owing to Borrower exceed 20% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Lender in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; or (ii) an Account Debtor which is Federated/May, whose total obligations owing to Borrower exceed 30%(such percentage, as applied to a particular Account Debtor, being subject to reduction by Lender in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage;


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         provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Lender based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit

         (b) The definition of "Permitted Investments" contained in Section 1.1 of the Agreement is hereby amended by deleting paragraph (j) of such definition in its entirety and restating is as follows: "(j) so long as no Default or Event of Default has occurred and is continuing, Investments by Borrower (i) in The New Swank Inc. Retirement Plan consisting of advances made by Borrower to The New Swank Inc. Retirement Plan, the proceeds of which are used by The New Swank Inc. Retirement Plan to repurchase from employees of Borrower shares of the Stock of Borrower owned by such employee and (ii) consisting of advances to employees of Borrower to repurchase from such employees shares of the Stock of Borrower owned by such employee, provided, (x) the aggregate amount of any such Investment made pursuant to this paragraph (j) shall be deducted from the calculation of EBITDA in the applicable period in which such Investment was made (whether such deduction is a result of such Investment being expensed or otherwise deducted); (y) the aggregate amount of such Investment together with any Restricted Payment permitted hereunder shall not exceed $500,000 in any calendar year; and (z) the Borrower's Availability both before and after making such Investment is not less than $1,850,000".

         SS.2. AMENDMENT TO SECTION 6 OF THE AGREEMENT. Section 6.8 of the Agreement is hereby amended by deleting the amount "$2,500,000" which appears in
Section 6.8(d) of the Agreement and substituting in place thereof the amount "$1,500,000".

         SS.3. AMENDMENT TO SECTION 7 OF THE AGREEMENT. Section 7 of the Agreement is hereby amended as follows:

         (a) Section 7.1(h) of the Agreement is hereby amended by deleting the amount "$2,500,000" which appears in Section 7.1(h) and substituting in place thereof the amount "$1,500,000".

         (b) Section 7.10 of the Agreement is hereby amended by deleting Section
7.10 in its entirety and restating it as follows:

                  7.10. RESTRICTED PAYMENTS. Make any Restricted Payment, provided, however, so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, Borrower shall be permitted to make a Restricted Payment either (a) to The New Swank Inc. Retirement Plan consisting of advances or other Distributions made by Borrower to The New Swank Inc. Retirement Plan, the proceeds of which are used by The New Swank Inc. Retirement Plan to repurchase from employees of Borrower shares of the Stock of Borrower owned by such employee or (b) to employees of the Borrower to repurchase from such employees shares of the Stock of Borrower owned by such employee, provided, in each case (i) the aggregate amount of all such Restricted Payments made pursuant to this Section 7.10 shall be deducted from the calculation of EBITDA in the applicable period in which such Restricted Payment was made (whether such deduction is a result of such Restricted


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         Payment being expensed or otherwise deducted); (b) the aggregate amount of all such Restricted Payments and the Permitted Investments set forth in paragraph (j) of such definition shall not exceed $500,000 in any calendar year; and (c) the Borrower's Availability both before and after making such Restricted Payment is not less than $1,850,000.

         (c) Section 7.18(a) of the Agreement is hereby amended by deleting the table which appears in Section 7.18(a) of the Agreement and restating it in its entirety as follows:


---------------------------------------- ---------------------------------------
           Applicable Amount                           Applicable Period
---------------------------------------- ---------------------------------------

               ($487,000)                             For the 1 month
                                                      period ended
                                                      April 30, 2004
---------------------------------------- ---------------------------------------

               ($212,000)                             For the 2 month
                                                      period ending
                                                      May 31, 2004
---------------------------------------- ---------------------------------------

               ($872,000)                             For the 3 month
                                                      period ending
                                                      June 30, 2004
---------------------------------------- ---------------------------------------

              ($1,252,000)                            For the 4 month
                                                      period ending
                                                      July 31, 2004
---------------------------------------- ---------------------------------------

               ($462,000)                            For the 5 month
                                                     period ending
                                                     August 31, 2004
---------------------------------------- ---------------------------------------

                $464,000                             For the 6 month period
                                                   ending September 30, 2004
---------------------------------------- ---------------------------------------

               $1,455,000                            For the 7 month period
                                                    ending October 31, 2004
---------------------------------------- ---------------------------------------

               $2,616,000                            For the 8 month period
                                                    ending November 30, 2004
---------------------------------------- ---------------------------------------

               $2,611,000                            For the 9 month period
                                                    ending December 31, 2004
---------------------------------------- ---------------------------------------

               $1,953,500                           For the 10 month period
                                                    ending January 31, 2005.
---------------------------------------- ---------------------------------------

               $1,919,400                           For the 11 month period
                                                   ending February 28, 2005.
---------------------------------------- ---------------------------------------

               $1,742,500                           For the 12 month period
                                                     ending March 31, 2005.
---------------------------------------- ---------------------------------------

               $1,990,300                           For the 12 month period
                                                     ending April 30, 2005.
---------------------------------------- ---------------------------------------


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                $906,500                            For the 12 month period
                                                      ending May 31, 2005.
---------------------------------------- ---------------------------------------

                $781,000                            For the 12 month period
                                                     ending June 30, 2005.
---------------------------------------- ---------------------------------------

                $884,600                            For the 12 month period
                                                     ending July 31, 2005.
---------------------------------------- ---------------------------------------

               $1,091,900                           For the 12 month period
                                                    ending August 31, 2005.
---------------------------------------- ---------------------------------------

               $1,370,800                           For the 12 month period
                                                   ending September 30, 2005.
---------------------------------------- ---------------------------------------

               $1,501,000                           For the 12 month period
                                                    ending October 31, 2005.
---------------------------------------- ---------------------------------------

               $1,519,500                           For the 12 month period
                                                   ending November 30, 2005.
---------------------------------------- ---------------------------------------

               $1,806,200                           For the 12 month period
                                                   ending December 31, 2005.
---------------------------------------- ---------------------------------------

               $3,951,800                           For the 12 month period
                                                    ending January 31, 2006.
---------------------------------------- ---------------------------------------

               $4,073,900                           For the 12 month period
                                                   ending February 28, 2006.
---------------------------------------- ---------------------------------------

               $3,768,300                           For the 12 month period
                                                     ending March 31, 2006.
---------------------------------------- ---------------------------------------

               $3,762,800                           For the 12 month period
                                                     ending April 30, 2006.
---------------------------------------- ---------------------------------------

               $3,555,200                           For the 12 month period
                                                      ending May 31, 2006.
---------------------------------------- ---------------------------------------

               $3,151,100                           For the 12 month period
                                                     ending June 30, 2006.
---------------------------------------- ---------------------------------------

               $3,164,100                           For the 12 month period
                                                     ending July 31, 2006.
---------------------------------------- ---------------------------------------

               $3,173,000                           For the 12 month period
                                                    ending August 31, 2006.
---------------------------------------- ---------------------------------------
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               $3,213,700                           For the 12 month period
                                                   ending September 30, 2006.
---------------------------------------- ---------------------------------------

               $2,412,500                           For the 12 month period
                                                    ending October 31, 2006.
---------------------------------------- ---------------------------------------

               $2,785,800                           For the 12 month period
                                                   ending November 30, 2006.
---------------------------------------- ---------------------------------------

               $1,989,500                           For the 12 month period
                                                   ending December 31, 2006.
---------------------------------------- ---------------------------------------

        An amount determined by
         Lender based upon the
     Projections delivered pursuant
    to Section 6.3(c); provided that
       if Lender does not receive
      such Projections or Borrower
      and Lender cannot agree (for                   For the 12 month period
        any reason) on covenants                ending January 31, 2007 and each
       acceptable to Borrower and                  calendar month thereafter.
---------------------------------------- ---------------------------------------


         SS.4. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall not become effective until the Lender receives the following:

         (a) a counterpart of this Fourth Amendment, executed by the Borrower and the Lender; and

         (b) payment in cash of an amendment fee of $20,000.

         SS.5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 5 of the Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Agreement shall refer to such Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Fourth Amendment and the performance by the Borrower of all of its agreements and obligations under the Agreement as amended hereby are within the authority of the Borrower and have been duly authorized by all necessary action on the part of the Borrower.

         SS.6. RATIFICATION, ETC. Except as expressly amended hereby, the Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Agreement


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and this Fourth Amendment shall be read and construed as a single agreement. All references in the Agreement or any related agreement or instrument to the Agreement shall hereafter refer to the Agreement as amended hereby.

         SS.7. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Lender consequent thereon.

         SS.8. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.9. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).



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         IN WITNESS WHEREOF, the parties hereto have executed this Fourth
Amendment as a document under seal as of the date first above written.


                                         SWANK, INC.


                                         By: /s/ Jerold R. Kassner
                                             -----------------------------------
                                             Name:  Jerold R. Kassner
                                             Title: Senior Vice President


                                         WELLS FARGO FOOTHILL, INC.,
                                         a California corporation, as Lender


                                         By: /s/ Andrew T. Furlong, III
                                             -----------------------------------
                                             Name:  Andrew T. Furlong, III
                                             Title: Vice President